UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2023

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-40471	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on September 29, 2023, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”). Pursuant to the Purchase Agreement, the Company sold the Purchasers: (i) senior convertible notes in the aggregate original principal amount of $1,250,000, (the “Notes”) convertible into up to 1,470,588 shares of common stock of the Company, par value $0.001 per share (“Common Stock”), subject to adjustments as provided in the Notes, (ii) 625,000 shares of Common Stock (the “Commitment Shares”), (ii) warrants to acquire up to an aggregate of 1,250,000 additional shares of Common Stock (the “Warrants”). The offering closed on October 3, 2023.

On December 12, 2023, the Company and Purchaser entered into a waiver agreement (the “Waiver Agreement”) pursuant to which the Purchaser agreed to modify the following: (i) Section 2(a) of the Registration Rights Agreement to file a Registration Statement registering the resale of the Registrable Securities (as defined in the Registration Rights Agreement) such that (x) the Filing Deadline (as defined in the Registration Rights Agreement) shall be December 29, 2023 and (y) the Effectiveness Deadline (as defined in the Registration Rights Agreement) shall be 120 calendar days after the Filing Deadline, and (ii) Section 4(a)(i) of the Note solely to permit the Registration Statement to be filed pursuant the Registration Rights Agreement as provided in the Waiver Agreement such that no Event of Default (as defined in the Note) shall have occurred under the Notes.

The foregoing descriptions of the Waiver Agreement are not complete and are qualified in their entirety by reference to the full text of the form of the Waiver Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Registration Rights Agreement is incorporated herein by reference as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Waiver Agreement
10.2	Form of Registration Rights Agreement (Filed with the SEC on Form 8-K on October 6, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2023

SPLASH BEVERAGE GROUP, INC.

/s/ Robert Nistico
Robert Nistico
Chief Executive Officer